WisdomTree Chinese Yuan Strategy Fund – CYB (NYSE Arca)
Summary Prospectus – January 1, 2018
Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, as well as other information about the Fund, online at www.wisdomtree.com/resource-library/prospectus-regulatory-reports. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.
Investment Objective
The WisdomTree Chinese Yuan Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 46	$ 144	$ 252	$ 567
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, there was no portfolio turnover rate for the Fund since the Fund invested in short-term securities with maturities less than or equal to 365 days, which are excluded from portfolio turnover calculations.
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Principal Investment Strategies of the Fund
The Fund is an actively managed exchange traded fund (“ETF”) that seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to Chinese currency and money market rates. Because the market for money market securities in China generally is less liquid and accessible to foreign investors than corresponding markets in more developed economies, the Fund intends to achieve exposure to currency markets in China using a variety of investments and investment techniques. For example, the Fund will invest in short-term U.S. money market securities and forward currency contracts and currency swaps that settle in U.S. dollars. The combination of U.S. money market securities and forward currency contracts and swaps is designed to provide exposure equivalent to money market securities denominated in Chinese yuan. The Fund also will invest in money market securities and other instruments, including forward currency contracts and swaps, denominated in Chinese yuan that trade and settle in Hong Kong and other markets outside of mainland China. The market for these yuan-denominated instruments is sometimes referred to as the “CNH market.” Eligible yuan-denominated investments include time deposits of commercial banks, short-term corporate debt, short-term debt issued by the government of China (including its agencies and instrumentalities), as well as short-term debt issued by supranational organizations (such as the International Bank for Reconstruction and Development). The Fund also may enter into repurchase agreements.
The Fund generally will maintain a weighted average portfolio maturity of 90 days or less with respect to the money market securities in its portfolio. Forward currency contracts and swaps generally will be kept to an average term of six months or less.
The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments whose combined performance is economically tied to China. If subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days’ prior notice of any change to this policy for the Fund.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Funds” and “Additional Non-Principal Risk Information.”
■	Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.
■	Market Risk. The trading prices of currencies, fixed income securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
■	Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.
■	Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.
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■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
■	Counterparty and Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument or a counterparty to a derivative or other contract may cause such issuer or counterparty to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer or counterparty to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.
■	CNH Market Risk. While the CNH market is expected to continue to grow, it is relatively new and may not be as liquid and may be more volatile than more established markets.
■	Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of Chinese yuan will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
■	Cyber Security Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, Authorized Participants, or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cyber security breaches.
■	Derivatives Risk. The Fund invests in derivatives. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. In addition to the other risks associated with the use of derivatives described elsewhere in this Prospectus, there are risks associated with the Fund’s use of forward currency contracts and/or swaps. With respect to forward currency contracts, these risks include but are not limited to the risk that the counterparty will default on its obligations. With respect to swaps, these risks include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of swaps; and (3) no guarantee that an active market will exist for swaps at any particular time.
■	Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.
■	Foreign Securities Risk. Investments in non-U.S. securities involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries.
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■	Geographic Concentration in China. Because the Fund concentrates its investments in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions within China and to be more volatile than the performance of more geographically diversified funds. Although the Chinese economy has grown rapidly during recent years and the Chinese government has implemented significant economic reforms to liberalize trade policy, promote foreign investment, and reduce government control of the economy, there can be no guarantee that economic growth or these reforms will continue. The Chinese economy may also experience slower growth if global or domestic demand for Chinese goods decreases significantly and/or key trading partners apply trade tariffs or implement other protectionist measures. The Chinese economy is also susceptible to rising rates of inflation, economic recession, market inefficiency, volatility, and pricing anomalies that may be connected to governmental influence, a lack of publicly-available information and/or political and social instability. The government of China maintains strict currency controls in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The Chinese government also plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital invested. The Chinese securities markets are subject to more frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.
■	Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations (including due to events outside of such countries or regions) that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.
■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a ten-year duration would be expected to drop by approximately 10% in response to a 1% increase in interest rates.
■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.
■	Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.
■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
■	Offshore Investor Risk. In addition to the general risks associated with investing in non-U.S. currencies and non-U.S. currency markets, there are special risks associated with investing in Chinese yuan or securities designed to provide exposure to Chinese yuan. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions may not be transparent or predictable. As a result, the value of the yuan, and the value of securities designed to provide exposure to the yuan, can change quickly and arbitrarily. Furthermore, it is difficult for offshore investors to directly access money market securities in China because of investment and trading restrictions. These limitations and restrictions may impact the availability, liquidity, and pricing of securities designed to provide offshore investors with exposure to Chinese markets. As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in China.
■	Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.
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■	Sovereign Debt Risk. Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, governments of emerging market countries have refused to honor their payment obligations on issued bonds.
Fund Performance
Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. This table also shows how the Fund’s performance compares to the Index and that of a relevant broad-based securities index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
The Fund’s year-to-date total return as of September 30, 2017 was 8.30%.
Best and Worst Quarter Returns (for the periods reflected in the bar chart above)
	Return	Quarter/Year
Highest Return	2.87%	1Q/2016
Lowest Return	(4.49)%	4Q/2016
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Average Annual Total Returns for the periods ending December 31, 2016
WisdomTree Chinese Yuan Strategy Fund	1 Year	5 Years	Since Inception May 14, 2008
Return Before Taxes Based on NAV	(3.98)%	(0.46)%	0.42%
Return After Taxes on Distributions	(3.98)%	(0.79)%	0.09%
Return After Taxes on Distributions and Sale of Fund Shares	(2.25)%	(0.42)%	0.27%
JP Morgan Emerging Local Markets Index Plus China (Reflects no deduction for fees, expenses or taxes)	(2.42)%	0.46%	1.58%
Management
Investment Adviser and Sub-Adviser
WisdomTree Asset Management, Inc. serves as investment adviser to the Fund. Mellon Capital Management Corporation (“Mellon Capital”) serves as sub-adviser to the Fund.
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Portfolio Managers
The Fund is managed by Mellon Capital's Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.
Paul Benson, CFA, CAIA, Managing Director, Head of Fixed Income Portfolio Management, has been a portfolio manager of the Fund since October 2015.
Stephanie Shu, CFA, Director, Senior Portfolio Manager, Fixed Income, has been a member of the portfolio management team for the Fund since inception and a portfolio manager of the Fund since October 2015.
Buying and Selling Fund Shares
The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 200,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.
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